May 2, 2013

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:           Jackson National Separate Account IV (Ultimate Investor VUL)
File Nos. 333-118131 and 811-09933

Dear Commissioners:

Pursuant to Rule 497(j) under the Securities Act of 1933 and for the above registrant and offering of securities, we certify that the form of the prospectus and statement of additional information that would have been filed under paragraph (c) does not differ from that contained in the most recent post-effective amendment; and that the text of the most recent post-effective amendment was filed electronically.  This filing is for the first of two prospectuses for this offering of securities.

Please call me at (517) 367-3872 if you have any questions.

Very truly yours,

/s/  FRANK J. JULIAN

Frank J. Julian
Assistant Vice President, Legal